Exhibit 10.27

LOAN AGREEMENT

(the “AGREEMENT”)

made as of May 23, 2014

by and among

Index Ventures V (Jersey), L.P.
Ogier House, The Esplanade,
St. Helier, Jersey, JE4 9WG,
Channel Islands	(“Index V”)

Index Ventures V Parallel Entrepreneur Fund (Jersey), L.P.
Ogier House, The Esplanade
St. Helier, Jersey, JE4 9WG
Channel Islands	(“Index V Parallel”)

Index Ventures IV (Jersey), L.P.
Ogier House, The Esplanade,
St. Helier, Jersey, JE4 9WG,
Channel Islands	(“Index IV”)

Index Ventures IV Parallel Entrepreneur Fund (Jersey), L.P.
Ogier House, The Esplanade,
St. Helier, Jersey, JE4 9WG,
Channel Islands	(“Index IV Parallel”)

Index Ventures III (Delaware), L.P.
No 1 Seaton Place
St Helier
Jersey JE4 8YJ
Channel Islands	(“Index III Delaware”)

Index Ventures III (Jersey), L.P.
No 1 Seaton Place
St Helier
Jersey JE4 8YJ
Channel Islands	(“Index III Jersey”)

Index Ventures III Parallel Entrepreneur Fund (Jersey), L.P.
No 1 Seaton Place
St Helier
Jersey JE4 8YJ

Channel Islands	(“Index III Parallel”)

Yucca (Jersey), SLP
Ogier House, The Esplande
St. Helier, Jersey, JE4 9WG
Channel Islands	(“Yucca”)

Limburgse Reconversiemaatschappij NV
Kempische Steenweg 555
3500 Hasselt, Belgium	(“LRM”)

KMOFIN 2 NV
Kempische Steenweg 555
3500 Hasselt, Belgium	(“KMOFIN”)

Care Capital Investments III LP
47 Hulfish St.
Princeton, NJ 08542
United States	(“Care”)

Care Capital Offshore Investments III LP
47 Hulfish St.
Princeton, NJ 08542
United States	(“Care Offshore”)

(Index V, Index Parallel V, Index IV, Index IV Parallel, Index III Delaware, Index III Jersey, Index III Parallel, Yucca, LRM, KMOFIN, Care and Care Offshore each a “Lender” and, together, the “Lenders”).

and

Minerva Neurosciences, Inc.
245 First Street, Suite 1800,
Cambridge, MA 02142
United States of America	(“Minerva”)

WHEREAS, the Lenders, who are at the same time shareholders of Minerva, a Delaware corporation, desire to grant Minerva a loan facility for the financing of its net working capital in the total amount of up to maximum USD 1,000,000, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, the Parties agree as follows:

1.                                     DEFINITIONS

1.1                              In this Agreement, unless the context otherwise requires, each of the following expressions has the meaning defined next to it:

“Business Day” means a day except a Saturday or Sunday, on which banks in Boston, Massachusetts are open for business generally.

“Control”, “Controlled” and “Controlling” means when an entity or a person is able to exercise significant influence over the financial and/or operating policies of a company.

1.2                              In this Agreement:

(a)                                headings are for convenience only and shall not affect its interpretation;

(b)                                references to Clauses are to be construed as references to the Clauses of this Agreement;

(c)                                 references to (or to any specified provision of) this Agreement shall be construed as a reference to this Agreement or that provision as in force for the time being and as amended from time to time in accordance with the terms thereof;

(d)                                words denoting the singular number shall include the plural and vice versa; and

(e)                                 references to persons shall include individuals, corporations (where incorporated), unincorporated associations (including partnerships), trusts, any form of governmental body, agency or authority and any other organisation of any nature (in each case, whether or not having separate legal personality).

2.                                     LOAN

2.1                              Loan Amount

Subject to the terms and conditions of this Agreement, including Section 3.3, the Lenders grant to Minerva a loan (the “Loan”) in the aggregate amount of up to USD 1,000,000 (the “Loan Amount”).

The allocation of the Loan between the Lenders shall be as follows:

Lender	Participation	Individual Loan Amount
Index V	6.79%	USD	67,946.27
Index V Parallel	0.06%	USD	550.43
Index IV	13.14%	USD	131,401.74
Index IV Parallel	1.25%	USD	12,472.65
Index III Delaware	19.28%	USD	192,802.38
Index III Jersey	9.49%	USD	94,911.50
Index III Parallel	0.34%	USD	3,434.50
Yucca	0.68%	USD	6,761.53
LRM	3.69%	USD	36,902.00
KMOFIN	1.85%	USD	18,451.00
Care	42.72%	USD	427,223.00
Care Offshore	0.71%	USD	7,135.00

For purposes of clarity, the above Loan is granted by each of the Lenders for its individual portion of the Loan Amount and not on a joint and several basis for the entire Loan.

2.2                               Payment of Loan Amount

The Loan shall be made available by the Lenders as of the Effective Date and must be paid (i) USD 500,000 as of the Effective Date and (ii) up to an additional USD 500,000 to be paid in multiples of USD 100,000, in one or more subsequent closings, once called by Minerva and approved by the Lenders within ten (10) Business Days.

3.                                     LENDER’S OBLIGATIONS

The Lenders undertakes pursuant to the terms and conditions of this Agreement to participate with the amount specified above in Section 2.1. Each Lender shall be only liable for his pro rata amount and not jointly for the entire Loan Amount.

4.                                     INTEREST

The amount outstanding under the Loan (the “Outstanding Loan Amount”) shall bear interest at the rate of eight percent (8%) per annum, compounded annually, calculated for each year (or fraction thereof) (the “Interest Period”) from the respective date on which such part of the Outstanding Loan Amount is received by Minerva, until the Repayment Date (as defined below). Interest shall accrue and be added to the Outstanding Loan Amount at the end of each Interest Period.

5.                                     REPAYMENT

5.1                              The outstanding Loan Amounts and accrued interest shall become due for repayment on the earlier of (each a “Repayment Date”):

(a)                                The closing of Minerva’s initial public offering of common stock, par value $0.0001,(the “IPO”); or

(b)                                the closing of a financing transaction or series of related financing transactions after the date hereof, with aggregate gross proceeds to the Company of at least USD 5,000,000; or

(c)                                 1 December 2015; or

(d)                                at any time Minerva voluntarily decides to repay the Loan (or part thereof); or

(e)                                 the Business Day following the occurrence of an Event of Default as set forth in Section 6 below.

In case of partial repayment of the Outstanding Loan Amount, this Section 5 shall remain applicable for the remaining Outstanding Loan Amount.

6.                                    EVENTS OF DEFAULT

6.1                              Events of Default

Each of the events set out in this Section is an Event of Default (whether or not caused by reason whatsoever outside the control of the Borrower):

a)                                    Minerva’s failure to pay any amount of principal or interest on the Loan when due, or any fees or expenses due and payable under this Agreement, and such failure(s) shall continue un-remedied for 10 Business Days;

b)                                    Minerva shall fail to observe and adhere to any of the terms of this Agreement (subject to any applicable cure periods); or

c)                                     Minerva’s senior lenders or other third party lenders shall have accelerated the loans or any other obligations outstanding under their credit facilities with Minerva (cross default); or

d)                                    bankruptcy, liquidation or dissolution proceedings of Minerva have been initiated.

6.2                              Default Interest Rate

Upon the occurrence, and during the continuation of an Event of Default, the outstanding amount of the Loan shall bear, in addition to the base interest pursuant to Section 4, default additional interest at a rate of 3% (three percent) per annum.

6.3                              Declaration of Maturity and Repayment

Upon an Event of Default, each Lender may declare its outstanding portion of the Loan to be immediately due and payable in cash, and exercise any and all rights and remedies available to the Lender under the applicable laws.

7.                                     GENERAL PROVISIONS

7.1                              Confidentiality

The Parties expressly acknowledge and agree that this Agreement and its terms and all information, whether written or oral, furnished by either Party to the other Party in connection with the preparation and negotiation of this Agreement are confidential and shall not be disclosed except as otherwise agreed in advanced by each of the Parties.

7.2                              Effective Date

This Agreement shall become effective upon receipt by the Borrower of the originals or electronic copies of all signatures of the Parties hereto.

7.3                              Costs and Expenses

Each Party shall pay the cost and expenses it incurs.

7.4                              Notices

Any notices between the parties shall be sent by registered mail or pre-paid express courier service to the addresses listed on top of this Amendment or such other ad-dress as the addressee shall have specified in a notice actually received by the addressor. Notices can be validly transmitted by telefax provided that a confirmation copy shall be sent by registered mail or pre-paid express courier service at the same time.

7.5                              No Waiver

The failure of any Party to enforce any of the provisions of this Agreement or any rights with respect thereto shall in no way be considered as a waiver of such provisions or rights or in any way to affect the validity of this Agreement. The waiver of any breach of this Agreement by any Party hereto shall not be construed as a waiver of any other prior or subsequent breach.

7.6                              Entire Agreement

This Agreement and the instruments referred to herein embodies the entire agreement between the Parties hereto with respect to the Loan contemplated herein. This Agreement may be amended only in writing through a document signed by the Parties hereto.

7.7                              Severability

Should any provision of this Agreement turn out to be invalid, illegal or unenforceable, the remaining provisions have to be regarded as severable and enforceable in accordance with their terms. The Parties shall replace the partly or entirely invalid, illegal or unenforceable provisions by provisions which are as similar as possible and correspond to the economic intent and purpose of such partly or entirely invalid or impractical provision and are valid and enforceable.

7.8                              Amendments or Waivers

This Agreement may be amended only in writing through a document duly signed by all Parties and any waivers to this Agreement require prior written approval of all Parties hereto.

7.9                             Transfers or Assignments

No Party shall transfer the Loan or assign any of its rights or obligations under the Loan or under this Agreement to any third party without the prior written consent of all the other Parties.

7.10                       Governing Law

This Agreement and any questions related thereto shall be subject to the laws of Delaware excluding its conflict of law rules.

7.11                       Jurisdiction

Each party hereby submits itself for the sole purpose of this Agreement, and any dispute, controversy or claim arising hereunder. to the exclusive jurisdiction of the state and federal courts located in Boston, Massachuetts, and waives any objection (on the grounds of lack of jurisdiction, forum non conveniens or otherwise) to the exercise of such jurisdiction over it by any state or federal court located in Boston, Massachuetts.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date and year first above written.

MINERVA NEUROSCIENCES, INC.

/s/ Rogerio Vivaldi Coelho

Name:	Rogerio Vivaldi Coelho, MD, MBA
Title:	Co-Founder, President & CEO
Place, Date:

05/20/14

Signature Page to Loan Agreement

INDEX VENTURES V (JERSEY), L.P.

By:	Its Managing General Partner:
Index Venture Associates V Limited

	By:	/s/ Sinead Meehan
Name: Sinead Meehan
Title: Director
Place, Date:

05/22/14

INDEX VENTURES V PARALLEL ENTREPRENEUR FUND (JERSEY), L.P.

By:	Its Managing General Partner:
Index Venture Associates V Limited

	By:	/s/ Sinead Meehan
Name: Sinead Meehan
Title: Director
Place, Date:

05/22/14

INDEX VENTURES IV (JERSEY), L.P.

By:	Its Managing General Partner:
Index Venture Associates V Limited

	By:	/s/ Sinead Meehan
Name: Sinead Meehan
Title: Director
Place, Date:

05/22/14

Signature Page to Loan Agreement

INDEX VENTURES IV PARALLEL ENTREPRENEUR FUND (JERSEY), L.P.

By:	Its Managing General Partner:
Index Venture Associates V Limited

	By:	/s/ Sinead Meehan
Name: Sinead Meehan
Title: Director
Place, Date:

05/22/14

INDEX VENTURES III (JERSEY), L.P.

By:	Its Managing General Partner:
Index Venture Associates V Limited

	By:	/s/ Sinead Meehan
Name: Sinead Meehan
Title: Director
Place, Date:

05/22/14

INDEX VENTURES III (DELAWARE), L.P.

By:	Its Managing General Partner:
Index Venture Associates V Limited

	By:	/s/ Sinead Meehan
Name: Sinead Meehan
Title: Director
Place, Date:

05/22/14

Signature Page to Loan Agreement

INDEX VENTURES III PARALLEL ENTREPRENEUR FUND (JERSEY), L.P.

By:	Its Managing General Partner:
Index Venture Associates V Limited

	By:	/s/ Sinead Meehan
Name: Sinead Meehan
Title: Director
Place, Date:

05/22/14

Signature Page to Loan Agreement

YUCCA (JERSEY) SLP

By: Ogier Employee Benefit Services Limited as Authorised Signatory of Yucca (Jersey) SLP in its capacity as administrator of the Index Co-Investment Scheme

By:	/s/ Giles Johnstone-Scott /s/ Alex DiSanto
Name:	Giles Johnstone-Scott and Alex DiSanto
Title:	Authorised Signatory — Ogier Employee
Benefits Services Limited

Place, Date:

05/20/14

Signature Page to Loan Agreement

LIMBURGSE RECONVERSIEMAATSCHAPPIJ NV

By:	/s/ Stijn Bijnens
Name: Stijn Bijnens
Title: CEO
Place, Date: Hasselt, 28-05-2014

KMOFIN 2 NV

By:	/s/ Stijn Bijnens
Name: Stijn Bijnens
Title: CEO LRM NV
Place, Date: Hasselt, 28-05-2014

Signature Page to Loan Agreement

CARE CAPITAL INVESTMENTS III LP

By:	Care Capital III LLC, its General Partner

	By:	/s/ David R. Ramsay
Name: David Ramsay
Title: Authorized Signatory
Place, Date:

05/22/2014

CARE CAPITAL OFFSHORE INVESTMENTS III LP

By:	Care Capital III LLC, its General Partner

	By:	/s/ David R. Ramsay
Name: David Ramsay
Title: Authorized Signatory
Place, Date:

05/22/2014

Signature Page to Loan Agreement